Note: Pursuant to Item 304(a)(3) of Regulation S-B, Stark Winter
Schenkein & Co., LLP, the Company's former accountant, has been requested to furnish a response letter, which will be filed as an amendment to this Form 8-K.

EXHIBIT 99.0

________________, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20548

Ladies and Gentlemen:

We were previously principal accountants for Donar Enterprises,
Inc., and reported on the financial statements for the period from inception (May 25, 2001) through December 31, 2001. On May 9, 2002 we were dismissed. We have read the statements included under Item 4 of its Form 8-K dated May 9, 2002, and we agree with such statements.

Very truly yours,

________________________, CPA